                                                                EXHIBIT 10.06(c)
                                                                ----------------

                         REGISTRATION RIGHTS AGREEMENT

           This Registration Rights Agreement (the "Agreement"), dated as of November 6, 1996, is by and among Occupational Health + Rehabilitation Inc (the "Company"), and the parties listed under the heading of Investors on Schedule A attached hereto (the "Investors").

           WHEREAS, the Investors and the Company are, on the date hereof, entering into a Series A Convertible Preferred Stock Purchase Agreement (the "Series A Purchase Agreement") pursuant to which the Company is issuing to the Investors up to 1,666,667 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company (the "Series A Preferred Shares"); and

           WHEREAS, the Company has agreed to grant to the Investors, as an inducement to enter into the Series A Purchase Agreement, certain rights with respect to the Series A Preferred Shares;

           NOW, THEREFORE, in consideration of the premises set forth herein, the parties hereto hereby agree as follows:

           1.  Certain Definitions.  As used in this Agreement, the following
               -------------------
terms shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission,
                ----------
or any other federal agency at the time administering the Securities Act.

               "Common Stock" shall mean the Common Stock, $.001 par value, of
                ------------
the Company, as constituted as of the date of this Agreement.

               "Conversion Shares" shall mean shares of Common Stock issued or
                -----------------
issuable upon conversion of the Series A Preferred Shares, and any shares of capital stock received in respect thereof.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Holder" shall mean the person who is the then record owner of
                ------
Restricted Stock.

               "Registrable Shares" shall mean the shares of Restricted Stock.
                ------------------

               "Registration Expenses" shall mean the expenses so described in
                ---------------------
Section 8.

               "Restricted Stock" shall mean the Conversion Shares, excluding
                ----------------
shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

               "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           2.  Restrictive Legend.
               ------------------

           Each certificate representing the Restricted Stock shall bear a legend stating in substance:

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED [FOR NON U.S. PERSONS ADD: IN THE UNITED STATES OR TO U.S. PERSONS] WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

           A certificate shall not be required to bear such legend if, in the opinion of counsel satisfactory to the Company, the securities represented thereby may be publicly sold without registration under the Securities Act.

           3.  Notice of Proposed Transfer.
               ---------------------------

           Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4, 5 or 6), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be
               --------  -------
required for a distribution by a partnership to its partners of such stock in respect of such interest. Each certificate for shares of Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 in accordance with the provisions of that Section.

     4.   Required Registration.
          ---------------------

          (a) At any time prior to November 6, 2001, the Holders of Registrable Shares constituting at least 51% of the total shares of Registrable Shares then outstanding may request the Company to register under the Securities Act all or any portion of the Registrable Shares held by such requesting Holder or Holders for sale in the manner specified in such notice, provided that the
                                                            --------
Registrable Shares for which registration has been requested shall constitute at least 25% of the total Registrable Shares originally issued if such Holder or Holders shall request the registration of less than all Registrable Shares then held by such Holder or Holders. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Holders of Registrable Shares shall have been entitled to join pursuant to Section 5 or 6 and in which there shall have been effectively registered all Registrable Shares to which registration shall have been requested.

          (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all Holders of Registrable Shares from whom notice has not been received and shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of Registrable Shares specified in such notice (and in all notices received by the Company from other Holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Holders of a majority of the Registrable Shares to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Shares pursuant to this Section 4 on two occasions only, provided, however, that such obligation
                                         --------  -------
shall be deemed satisfied only when a registration statement, which covers all Registrable Shares specified in notices received as aforesaid and with respect to which the request for registration has not been withdrawn and provides for sale of such shares in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Shares to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting Holders pursuant to this Section 4 (the "Demand Holders")until the first to occur of (i) withdrawal of such registration statement or (ii) the effectiveness of such registration statement unless such registration statement relates to a firm commitment underwritten public offering, then the completion of the period of distribution of the registration contemplated thereby; provided, however, that following receipt of any notice under this Section 4, the Company shall immediately notify all holders of the Company's Common Stock who have contractual rights to demand registrations pursuant to the terms of any other registration rights agreement to which the Company is a party. Upon the written request of such demand rights holders constituting the requisite percentages of shares to initiate a demand under such other registration rights agreement specifying the number of shares to be registered, which request shall be deemed to be an exercise of a demand right under the terms of the registration rights agreement to which they are parties, such demand rights holders shall be deemed to be Demand Holders and the shares requested to be registered by such Demand Holders shall be deemed to be Registrable Shares, in each case, for purposes of Section 4(d), provided that such written request is
                                         --------
received by the Company within 30 days of the giving of notice by the Company.

     (d) If, in the opinion of the managing underwriter, the inclusion in a registration statement to be filed under this Section of any shares other than the Registrable Shares requested to be registered under this Section by Demand Holders would adversely affect the marketing of such shares, then, in such event
(a) such other shares may be included in such registration only if all of the Registrable Shares requested to be registered by Demand Holders hereunder are included, and (b) such other shares shall be subject to the provisions of
Section 5 and the first sentence of Section 4(c) as to priority of inclusion. If, in the opinion of the managing underwriter, the inclusion of the Registrable Shares requested to be registered under this Section by Demand Holders would adversely affect the marketing of such Registrable Shares, Registrable Shares to be sold by the Demand Holders shall be excluded in such manner that the Registrable Shares to be excluded shall first be the Registrable Shares of Demand Holders who are not affiliates (as defined in Rule 144 of the Securities
Act) of the Company (the "Affiliate Holders") and whose Registrable Shares are then saleable under Rule 144(e) or Rule 144(k) under the Securities Act and then pro rata among them, and if further reduction is necessary, shall next be pro rata among the remaining Registrable Shares of the Demand Holders who are Affiliate Holders or whose Registrable Shares are not then saleable under Rule 144(e) or Rule 144(k) , provided, however, that, notwithstanding anything in
                                  -------
this Agreement to the contrary, in respect of the first underwritten public offering following the date of this Agreement, no reduction shall reduce the number of shares which may be sold by requesting Holders to less than 25% of the shares to be sold in such offering.

           5.   Incidental Registration.
                -----------------------

           If the Company at any time (other than pursuant to Section 4 or
Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time the Company will give written notice to all Holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such Holder received by the Company within 30 days of the giving of any such notice by the Company to register any of such Holder's Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with such Holder's written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company or the requesting party therein or that such reduction is otherwise advisable, provided, however, that after any shares to be sold by holders that do not have contractual rights to have shares included in such registration have been excluded, shares to be sold by the Holders shall be excluded in such manner that the shares to be excluded shall first be the shares of selling Holders and other requesting holders who, in each case, are not Affiliate Holders and whose shares are then saleable under Rule 144(e) or Rule 144(k) under the Securities Act and then pro rata among them, and if further reduction is necessary, shall next be pro rata among the remaining shares of the selling Holders and other requesting holders who are Affiliate Holders or whose shares are not then saleable under Rule 144(e) or Rule 144(k), unless such registration is pursuant to the exercise of a demand right of another securityholder, in which event such securityholder shall be entitled to include all shares it desires to have so included before any shares of Restricted Stock or shares of any other holder are included therein and provided, however, that, notwithstanding anything in this Agreement
            --------  -------
to the contrary, in respect of the first underwritten public offering following the date of this Agreement, no reduction shall reduce the number of shares which may be sold by requesting Holders to less than 25% of the shares to be sold in such offering.

           6.   Registration on Form S-3.
                ------------------------

           If at any time prior to November 6, 2001 (i) a Holder or Holders of Registrable Shares request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Shares held by such requesting Holder or Holders, the reasonably anticipated aggregate price to the public of at least $500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Registrable Shares specified in such notice. Whenever the Company is required by this Section 6 to use its reasonable best efforts to effect the registration of Registrable Shares, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all Holders of Registrable Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be up to five (5) registrations on Form S-3 which may be requested and obtained under this Section 6, and the Company shall not be obligated to register Registrable Shares pursuant to this Section 6 on more than one occasion per twelve (12) month period, and provided, further,
                                                         --------  -------
however, that the requirements contained in the first sentence of Section 4(a)
-------
shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

           7.   Registration Procedures.
                -----------------------

           If and whenever the Company is required by the provisions of Section 4, 5 or 6 to use its reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such
               --------
purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                (e) use its reasonable best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock is then listed;

                (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (g) if the offering is underwritten and at the request of any seller of Restricted Stock as provided herein, use its reasonable best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements, schedules and other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                (i) cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Restricted Stock; and

                (j) permit any holder of Restricted Stock which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

           For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock included therein shall be deemed to extend until the first to occur of (i) each underwriter's completion of the distribution of all securities purchased by it, and (ii) one hundred and twenty
(120) days.

           In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

           In connection with each registration pursuant to Section 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

           No Holder of shares of Restricted Stock included in a registration statement shall (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement as initially filed and (ii) such correction or update did not result from the Company's acts or failures to act.

           At the end of the period during which the Company is obligated to keep the registration statement current and effective as described above (and any extensions thereof required by the preceding sentence), the Holders of shares of Restricted Stock included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

           8.   Expenses.
                --------

           All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

           The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

           9.   Indemnification and Contribution.
                --------------------------------

                (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, its officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Restricted Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the

Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Restricted Stock in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the seller's behalf (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify the Restricted Stock) and will reimburse each such seller, and such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not
                                    --------  -------
be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such seller, any such underwriter or any such controlling person, if such seller, underwriter or controlling person was obligated under law to provide a copy of the Final Prospectus to the person or entity asserting the loss, liability, claim or damage and failed to do so after sufficient copies of the Final Prospectus were delivered by the Company to such seller, underwriter or controlling person in sufficient time to deliver the Final Prospectus within the period required by the Securities Act; provided,
                                                                   --------
further, that this indemnity shall not be deemed to relieve any underwriter of
-------
any of its due diligence obligations.

      (b) To the extent permitted by law, in the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, and will reimburse the Company and each such officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable
                     --------  -------
hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, that the foregoing indemnity
                             --------  -------
agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of the Company, any controlling person or any underwriter, if the Company, underwriter or controlling person was obligated under law to provide a copy of the Final Prospectus to the person or entity asserting the loss, liability, claim or damage and failed to do so within the period required by the Securities Act; provided, further, that this indemnity shall not be
                       --------  -------
deemed to relieve any underwriter of any of its due diligence obligations; and provided, further, that in no event shall any indemnity by a seller under this
--------  -------
Section 9(b) exceed the gross proceeds from the offering received by such seller.

      (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided,
                                                                --------
however, that, if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and counsel to the indemnified party shall have reasonably concluded that there are reasonable defenses available to the indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for Indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be
         --------  -------
required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     10. Changes in Common Stock or Series A Preferred Stock. If, and as often
         ---------------------------------------------------
as, there is any change in the Common Stock or Series A Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or Series A Preferred Stock as so changed.

     11. Rule 144 Reporting. With a view to making available the benefits of
         ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Restricted Stock without registration.

     The Company shall not be required to effect a registration pursuant to Section 4, 5 or 6 hereof for any Holder desiring to participate in such registration who (a) may then dispose of all of its shares of Restricted Stock pursuant to Rule 144 within the three-month period following such proposed registration; and (b) holds less than 1% of the outstanding capital stock of the Company (on a common stock-equivalent basis) at the time of such registration.

     12.  Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to you as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally), except to the extent the indemnification provisions herein may be deemed not enforceable.

          (c) The Company has not granted any registration rights, and no such registration rights exist, that conflict with the registrations rights set forth herein or contemplated hereby. All registration rights agreements relating to the capital stock of the Company permit, or have been amended to permit, the transactions and rights set forth herein and contemplated hereby.

     13.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any of the shares of Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein
                  --------  -------
on the Holders of shares of Restricted Stock shall only inure to the benefit of a transferee of shares of Restricted Stock if such transferee, in the Company's reasonable judgment, is not a competitor of the Company, and (i) there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued to the direct or indirect transferor of such transferee by the Company or (ii) such transfer is made in connection with the distribution by a Holder to such Holders beneficial owners (including, without limitation, to partners of a general or limited partnership, shareholders of a corporation and beneficiaries of a trust) of securities of the Holder or to the partners or employees of the Holder, provided that at the Company's request, one person shall be designated by such transferees as their agent for purposes of their rights hereunder and the provision of a notice by the Company to such agent in accordance with the provisions hereof shall be deemed compliance with such provisions for all such beneficial owners, partners and employees, and following such request by the Company, the Company shall have no obligation under said provisions with respect to such transferees until it shall have been notified of the name and address of such agent.

          (b) Each Holder agrees that it will provide notice to the Company of any transfer or assignment of its rights or interests hereunder. Any failure by the Company to fulfill a covenant or obligation hereunder which is the direct result of a failure by a Holder to provide such notice shall not be deemed to be a breach of any covenant or obligation hereunder.

     Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto and their respective and permitted successors and assigns, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     Except as provided in Section 13(a) above, all notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by overnight courier, with a receipt obtained or (iii) sent by registered or certified mail, return receipt requested, postage prepaid.

     If to the Company:                Occupational Health + Rehabilitation Inc.
                                       175 Derby Street, Suite 36
                                       Hingham, MA 02043-5048
                                       Attn:     Chief Executive Officer

     If to an Investor:                To such Investor at the address of such
                                       Investor set forth in Schedule I to the
                                       Series A Purchase Agreement

     All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

          (c) This Agreement shall be governed and construed in accordance with the law of the Commonwealth of Massachusetts, without giving effect to the conflict of laws principles thereof.

          (d) This Agreement may be amended or modified, and any provision hereof may be waived in whole or in part, but only by the written consent of the Company and the holders of a majority of the aggregate number of outstanding shares of Restricted Stock held of record by the Holders or their permitted successors and assigns. This Agreement may be terminated by written agreement of the Company and the holders of at least a majority of the aggregate number of outstanding shares of Restricted Stock held of record by the Holders or their permitted successors and assigns.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) Except as otherwise expressly provided herein, the obligations of the Company to register shares of Restricted Stock under Section 4, 5 or 6 as provided herein shall terminate on November 6, 2001.

          (g) If requested by the underwriter or underwriters for an underwritten public offering of securities of the Company which offering is by the Company, each Holder of Restricted Stock who is a party to this Agreement (including, without limitation, a successor or permitted assignee of a party) shall agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Restricted Stock or any other shares of Common Stock (other than shares being registered in such offering), without the consent of such underwriter or underwriters, for a period of not more than 90 days following the effective date of the registration statement relating to such offering (unless in any event such underwriter or underwriters shall, based on then current market conditions, agree to a shorter period), provided, with respect to each such offering, that all persons entitled to
--------
registration rights in such offering who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers of the Company shall also have agreed to be bound by provisions pertaining to the sale of their shares of Common Stock following such offering which provisions are substantially similar to the provisions binding upon the Holders of Restricted Stock obligated under this Agreement with respect to the sale of their shares following such offering.

          (h) The Company shall be permitted to require any Holders requesting registration under Section 4, 5 or 6 to delay any request for registration or to cease sales under any effective registration statement if the Company is then contemplating a transaction that could reasonably be expected to be adversely affected or the Company would be required to make public disclosure of information, the disclosure of which at such time could reasonably be expected to cause a material adverse effect upon the Company's business.

     In addition, if at the time of any request to register Registrable Shares pursuant to Section 4 or Section 6 hereof, the Company is engaged or has fixed plans to engage within ninety (90) days of the time of the request in a registered public offering as to which such Holders may include Registrable Shares pursuant to Section 5 hereof, then the Company may at its option direct that such request be delayed.

          (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect.

          (j) The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

     14.  Entire Agreement.
          ----------------

     This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings related to the subject matter hereof; except that certain Holders are also parties to the Registration Rights Agreement of the Company dated as of June 6, 1996, as amended on the date hereof.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as a sealed instrument as of the day and year first written above.

THE COMPANY:                       INVESTORS:

OCCUPATIONAL HEALTH +              CAHILL, WARNOCK STRATEGIC
  REHABILITATION INC.                PARTNERS FUND, L.P.

                                   By:  Cahill, Warnock Strategic Partners, L.P.

By:                                By:
   ---------------------------        ------------------------------------------
Title:                             Title: General Partner
      ------------------------           ---------------------------------------


                                   STRATEGIC ASSOCIATES, L.P.

                                   By:  Cahill, Warnock & Company, LLC
                                      ------------------------------------------


                                   By:
                                      ------------------------------------------
                                   Title: Managing Member
                                         ---------------------------------------

                                   AXA U.S. GROWTH FUND, LLC


                                   By:
                                      ------------------------------------------
                                   Title: Managing Member
                                         ---------------------------------------


                                   U.S. GROWTH FUND PARTNERS, C.V.


                                   By:
                                      ------------------------------------------
                                   Title: General Partner
                                         ---------------------------------------


                                   DOUBLE BLACK DIAMOND II, LLC


                                   By:
                                      ------------------------------------------
                                   Title: Managing Member
                                         ---------------------------------------

                                   ALMANORI LIMITED


                                   By:
                                      ------------------------------------------
                                   Title: Attorney-in-Fact
                                         ---------------------------------------


                                   THE VENTURE CAPITAL FUND OF
                                     NEW ENGLAND III, L.P.

                                   By:  FH & Co. III, L.P., Its General Partner

                                   By:
                                      ------------------------------------------

                                   BANCBOSTON VENTURES, INC.


                                   By:
                                      ------------------------------------------

                                   VENROCK ASSOCIATES

                                   By:
                                      ------------------------------------------

                                   VENROCK ASSOCIATES II, L.P.

                                   By:
                                      ------------------------------------------

                                   ASSET MANAGEMENT ASSOCIATES,
                                     1989, L.P.

                                   By:  AMC Partners 89, L.P., General Partner

                                   By:
                                      ------------------------------------------

                                                                      SCHEDULE A

                                   INVESTORS
                                   ---------

Cahill, Warnock Strategic Partners Fund, L.P.
10 North Calvert Street
Suite 735
Baltimore, Maryland 21202
Attn:  Mr. Edward L. Cahill

Strategic Associates, L.P.
10 North Calvert Street
Suite 735
Baltimore, Maryland 21202
Attn:  Mr. Edward L. Cahill

Axa U.S. Growth Fund, LLC
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

U.S. Growth Fund Partners, C.V.
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

Double Black Diamond II, LLC
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

Almanori Limited
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

Asset Management Associates, 1989, L.P.
2275 East Bayshore Road
Palo Alto, CA  94303
Attn:  Mr. Craig C. Taylor

Venrock Associates
Room 5508, 30 Rockefeller Plaza
New York, NY  10112
Attn:  Messrs. Anthony Evnin and Patrick F.
Latterell

Venrock Associates II, L.P.
Room 5508, 30 Rockefeller Plaza
New York, NY  10112
Attn:  Messrs. Anthony Evnin and Patrick F.
Latterell

The Venture Capital Fund of New England, III,
L.P.
160 Federal Street, 23rd Floor
Boston, MA  02110
Attn:  Mr. Kevin J. Dougherty

BancBoston Ventures, Inc.
100 Federal Street
Boston, MA  02110
Attn:  Ms. Marcia T. Bates